UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 31, 2021

SIMPLICITY ESPORTS AND GAMING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38188	82-1231127
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7000 W. Palmetto Park Rd., Suite 505

Boca Raton, FL 33433

(Address of Principal Executive Offices)

(855) 345-9467

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreement.

Lucas Ventures, LLC Financing

Lucas Ventures Stock Purchase Agreement & 12% Convertible Promissory Note

On August 31, 2021, Simplicity Esports and Gaming Company (the “Company”) entered into that certain securities purchase agreement (the “Lucas SPA”), dated as of August 31, 2021, by and between the Company and Lucas Ventures, LLC (“Lucas Ventures”). Pursuant to the terms of the Lucas SPA, (i) the Company agreed to issue and sell to Lucas Ventures the Lucas Note (as hereinafter defined); (ii) the Company agreed to issue to Lucas Ventures the Warrant (as hereinafter defined); and (iii) the Company agreed to issue to Lucas Ventures 3,749 commitment shares; and (iv) Lucas Ventures agreed to pay to the Company $180,000.00 (the “Purchase Price”).

Pursuant to the terms of the Lucas SPA, on August 31, 2021, the Company issued a 12% convertible promissory note (the “Lucas Note”) with a maturity date of August 31, 2023 (the “Maturity Date”), in the principal amount of $200,000.00. Pursuant to the terms of the Lucas Note, the Company agreed to pay to Lucas Ventures $200,000.00 (the “Principal Amount”), with a purchase price of $180,000 plus an original issue discount in the amount of $20,000.00 (the “OID”), and to pay interest on the Principal Amount at the rate of 12% per annum, with the understanding that the first six months of interest is guaranteed and the remaining 18 months of interest is deemed earned in full if any amount is outstanding under the Lucas Note after 180 days from August 31, 2021.

Any Principal Amount or interest on the Lucas Note that is not paid when due will bear interest at the rate of the lesser of (i) 20%, or (b) the maximum rate allowed by law.

Lucas Ventures may, at any time while the shares issuable upon conversion of the Lucas Note are subject to an effective registration statement, or if no registration statement covering such shares is effective, at any time after 180 days from August 31, 2021, so long as there are amounts outstanding under the Lucas Note, convert all or any portion of the then outstanding and unpaid Principal Amount and interest into shares of the Company’s common stock at a conversion price of $11.50 per share; provided, however, that upon failure to make any payment under the Lucas Note, the conversion price will be $10.00 per share, as the same may be adjusted as provided in the Lucas Note. The Note has a 4.99% equity blocker; provided, however, that the 4.99% equity blocker may be waived (up to 9.99%) by Lucas Ventures, at Lucas Ventures’ election, on not less than 61 days’ prior notice to the Company.

On August 31, 2021, Lucas Ventures paid the purchase price of $180,000 in exchange for the Lucas Note. The Company intends to use the proceeds for its operational expenses and to pay off certain debt.

The Company may prepay the Lucas Note at any time in accordance with the terms of the Lucas Note. While any portion of the outstanding Principal Amount and interest are due and owing, if the Company receives cash proceeds from any source or series of related or unrelated sources, including but not limited to, the issuance of equity or debt, the conversion of outstanding warrants of the Company, the issuance of securities pursuant to an equity line of credit of the Company or the sale of assets, the Company must inform Lucas Ventures of such receipt, following which Lucas Ventures may, in its sole discretion, require the Company to immediately apply up to 50% of the proceeds therefrom to repay all or any portion of the outstanding Principal Amount and interest then due under the Lucas Note; provided, however, that the first $3,000,000 of equity financing received by the Company will be excepted from this requirement.

The Lucas SPA and the Lucas Note contain customary events of default relating to, among other things, payment defaults, breach of representations and warranties, and breach of provisions of the Lucas Note or Lucas SPA.

The description of the Lucas SPA and the Lucas Note does not purport to be complete and is qualified in its entirety by reference to the Lucas SPA and the Lucas Note, copies of which are filed as Exhibits 10.1 and 10.2, respectively, hereto and are incorporated herein by reference.

Lucas Ventures Registration Rights Agreement

On August 31, 2021, the Company also entered into a registration rights agreement (the “Lucas Registration Rights Agreement”) with Lucas Ventures pursuant to which the Company is obligated to file a registration statement to register the resale of the shares issuable pursuant to the Lucas SPA. Pursuant to the Lucas Registration Rights Agreement, the Company must (i) file the registration statement within 90 calendar days from August 31, 2021, and (ii) use reasonable best efforts to cause the registration statement to be declared effective under the Securities Act of 1933, as amended (the “Securities Act”), within 120 calendar days after August 31, 2021. The Company also agreed that it would not file any other registration statement, including those on Form S-8 or Form S-4, for other securities, for a period of 12 months from August 31, 2021, unless it has the prior written approval from Lucas Ventures.

The Lucas Registration Rights Agreement contains customary indemnification provisions.

The description of the Lucas Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Lucas Registration Rights Agreement, a copy of which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Lucas Ventures Common Stock Purchase Warrant

Also on August 31, 2021, pursuant to the terms of the Lucas SPA, the Company issued to Lucas Ventures a common stock purchase warrant (the “Lucas Warrant”) for the purchase of 187,480 shares of the Company’s common stock. The per share exercise price under the Lucas Warrant is, subject to adjustment as described therein, as follows: (i) 110% of the per share offering price of the offering made in connection with any “up-listing” of the Company’s common stock; or (ii) prior to the determination of the per share offering price of the offering made in connection with any “up-listing” of the common stock and following such time if the “up-listing” contemplated in the Lucas Warrant is not completed by November 1, 2021, the exercise price shall be the closing price of the Company’s common stock as of the day prior to August 31, 2021 The Lucas Warrant is exercisable during the period commencing on August 31, 2021 and ending at the close of business on August 31, 2024.

The description of the Lucas Warrant does not purport to be complete and is qualified in its entirety by reference to the Lucas Warrant, a copy of which is filed as Exhibit 10.4 hereto and is incorporated herein by reference.

LGH Investments, LLC Financing

LGH Investments Stock Purchase Agreement & 12% Convertible Promissory Note

On August 31, 2021, Simplicity Esports and Gaming Company (the “Company”) entered into that certain securities purchase agreement (the “LGH SPA”), dated as of August 31, 2021, by and between the Company and LGH Investments, LLC (“LGH Investments”). Pursuant to the terms of the LGH SPA, (i) the Company agreed to issue and sell to LGH Investments the LGH Note (as hereinafter defined) and (ii) LGH Investments agreed to pay to the Company $180,000.00 (the “Purchase Price”).

Pursuant to the terms of the LGH SPA, on August 31, 2021, the Company issued a 12% convertible promissory note (the “LGH Note”) with a maturity date of August 31, 2023 (the “Maturity Date”), in the principal amount of $200,000.00. Pursuant to the terms of the LGH Note, the Company agreed to pay to LGH Investments $200,000.00 (the “Principal Amount”), with a purchase price of $180,000 plus an original issue discount in the amount of $20,000.00 (the “OID”), and to pay interest on the Principal Amount at the rate of 12% per annum, with the understanding that the first six months of interest is guaranteed and the remaining 18 months of interest is deemed earned in full if any amount is outstanding under the LGH Note after 180 days from August 31, 2021.

Any Principal Amount or interest on the LGH Note that is not paid when due will bear interest at the rate of the lesser of (i) 20%, or (b) the maximum rate allowed by law.

LGH Investments may, at any time while the shares issuable upon conversion of the LGH Note are subject to an effective registration statement, or if no registration statement covering such shares is effective, at any time after 180 days from August 31, 2021, so long as there are amounts outstanding under the LGH Note, convert all or any portion of the then outstanding and unpaid Principal Amount and interest into shares of the Company’s common stock at a conversion price of $11.50 per share; provided, however, that upon failure to make any payment under the LGH Note, the conversion price will be $10.00 per share, as the same may be adjusted as provided in the LGH Note. The Note has a 4.99% equity blocker; provided, however, that the 4.99% equity blocker may be waived (up to 9.99%) by LGH Investments, at LGH Investments’ election, on not less than 61 days’ prior notice to the Company.

On August 31, 2021, LGH Investments paid the purchase price of $180,000 in exchange for the LGH Note. The Company intends to use the proceeds for its operational expenses and to pay off certain debt.

The Company may prepay the LGH Note at any time in accordance with the terms of the LGH Note. While any portion of the outstanding Principal Amount and interest are due and owing, if the Company receives cash proceeds from any source or series of related or unrelated sources, including but not limited to, the issuance of equity or debt, the conversion of outstanding warrants of the Company, the issuance of securities pursuant to an equity line of credit of the Company or the sale of assets, the Company must inform LGH Investments of such receipt, following which LGH Investments may, in its sole discretion, require the Company to immediately apply up to 50% of the proceeds therefrom to repay all or any portion of the outstanding Principal Amount and interest then due under the LGH Note; provided, however, that the first $3,000,000 of equity financing received by the Company will be excepted from this requirement.

The LGH SPA and the LGH Note contain customary events of default relating to, among other things, payment defaults, breach of representations and warranties, and breach of provisions of the LGH Note or LGH SPA.

The description of the LGH SPA and the LGH Note does not purport to be complete and is qualified in its entirety by reference to the LGH SPA and the LGH Note, copies of which are filed as Exhibits 10.1 and 10.2, respectively, hereto and are incorporated herein by reference.

LGH Investments Registration Rights Agreement

On August 31, 2021, the Company also entered into a registration rights agreement (the “LGH Registration Rights Agreement”) with LGH Investments pursuant to which the Company is obligated to file a registration statement to register the resale of the shares issuable pursuant to the LGH SPA. Pursuant to the LGH Registration Rights Agreement, the Company must (i) file the registration statement within 90 calendar days from August 31, 2021, and (ii) use reasonable best efforts to cause the registration statement to be declared effective under the Securities Act of 1933, as amended (the “Securities Act”), within 120 calendar days after August 31, 2021. The Company also agreed that it would not file any other registration statement, including those on Form S-8 or Form S-4, for other securities, for a period of 12 months from August 31, 2021, unless it has the prior written approval from LGH Investments.

The LGH Registration Rights Agreement contains customary indemnification provisions.

The description of the LGH Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the LGH Registration Rights Agreement, a copy of which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Lucas Note and LGH Note is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated as of August 31, 2021, by and between the registrant and Lucas Ventures, LLC.
10.2	Convertible Promissory Note, dated as of August 31, 2021, issued by the registrant in favor of Lucas Ventures, LLC.
10.3	Registration Rights Agreement, dated as of August 31, 2021, by and between the registrant and Lucas Ventures, LLC.
10.4	Common Stock Purchase Warrant dated as of August 31, 2021.
10.5	Securities Purchase Agreement, dated as of August 31, 2021, by and between the registrant and LGH Investments, LLC.
10.6	Convertible Promissory Note, dated as of August 31, 2021, issued by the registrant in favor of LGH Investments, LLC.
10.7	Registration Rights Agreement, dated as of August 31, 2021, by and between the registrant and LGH Investments, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMPLICITY ESPORTS AND GAMING COMPANY

Date: September 7, 2021	By:	/s/ Roman Franklin
Roman Franklin
Chief Executive Officer